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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 20, 1999

                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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          DELAWARE                      0-18121                36-3664868
(State or other jurisdiction   (Commission file number)     (I.R.S. employer
      of incorporation)                                    identification no.)

 55TH STREET & HOLMES AVENUE                                      60514
  CLARENDON HILLS, ILLINOIS                                     (Zip Code)
(Address of principal executive
           offices)

       Registrant's telephone number, including area code: (630) 325-7300

                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

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ITEM 5.  OTHER EVENTS.

         On April 20, 1999, MAF Bancorp, Inc. announced its 1999 first quarter earnings results as reflected in the attached press release which is incorporated herein by reference and which constitutes a part of this report.

ITEM 7(c).  EXHIBITS.

Exhibit 99.1 Press Release dated April 20, 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                MAF BANCORP, INC.



Date:  April 20, 1999                           By: /s/ Jerry A. Weberling
                                                    ----------------------------
                                                    Jerry A. Weberling
                                                    Executive Vice President and
                                                     Chief Financial Officer



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                                INDEX TO EXHIBITS
                                -----------------


Exhibit
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 99.1     Press Release dated April 20, 1999.



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